UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2013


                                  SOLAR3D, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
          -----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          000-49805                                    01-0592299
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   (Commission File Number)                (I.R.S. Employer Identification No.)

        26 WEST MISSION AVENUE, SUITE 8, SANTA BARBARA, CALIFORNIA 93101
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               (Address of principal executive offices) (Zip Code)

                                 (805) 690-9000
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              (Registrant's telephone number, including area code)

       6500 HOLLISTER AVENUE, SUITE 1230, SANTA BARBARA, CALIFORNIA 93117
    -----------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
-----------------------------------------------

         Item 5.02. Departure of Directors or Certain  Officers,  Appointment of
                    Certain  Officers,   Compensatory  Arrangements  of  Certain
                    Officers.

         On September 23, 2013, Solar3D, Inc., a Delaware corporation (the "Company"), entered into a Restricted Stock Grant Agreement (the "RSGA") with its Chief Executive Officer, James B. Nelson, to create management incentives to improve the economic performance of the Company and to increase its value and stock price. All shares issuable under the RSGA are performance shares and none have yet vested nor been issued. The RSGA provides for the issuance of up to 20,000,000 shares of the Company's common stock to Mr. Nelson in stages as certain milestones are achieved by the Company, as follows:

RESTRICTED SHARES                          COMPANY PERFORMANCE GOALS

   4,000,000               The   Company's   Market    Capitalization    exceeds
                           $10,000,000. Market Capitalization shall mean the total number of shares of issued and outstanding common stock, multiplied by the closing trade price of the Company's stock on the date of determination.

   6,000,000               The Company's consolidated gross revenue,  calculated
                           in accordance with generally accepted accounting principles, consistently applied, equals or exceeds
                           $10,000,000 for the trailing twelve-month period.

   10,000,000              The Company's consolidated net profit,  calculated in
                           accordance   with   generally   accepted   accounting
                           principles,  consistently applied,  equals or exceeds
                           $2,000,000 for the trailing twelve-month period.

         As performance goals are achieved and shares became eligible for vesting and issuance to Mr. Nelson under the RSGA, they vest according to the following terms and conditions:

         After a particular Company Performance Goal has been met, the Restricted Shares associated with that particular Company Performance Goal shall be eligible for vesting (the "Eligible Restricted Shares"). The Eligible Restricted Shares shall vest on a monthly basis, based on the following formula:

                                      5%   x   Prior Monthly Trade Value
Monthly Number of Vested Shares =  ---------------------------------------------
                                      Fair Market Value of the Company's Shares

         For the purposes of the RSGA, the Monthly Trade Value of the Company's Shares shall mean the aggregate sum of the Daily Trade Value in a calendar month. The Daily Trade Value is defined as the closing trade price of the Company's shares multiplied by the daily trade volume. For example, if the closing trade price was $1.00 and the daily trade volume on that day was 500,000 shares, then the Daily Trade Value for that day would be $500,000. For the purposes of the RSGA, Fair Market Value is equal to the average of the trailing ten (10) closing trade prices of the Company's common stock as quoted on the public securities trading market on which the Company's common stock is then traded. If the Company's common stock is no longer publicly traded, then the Board of Directors in good faith shall determine the Monthly Number of Vested Shares. If the Prior Monthly Trade Value is less than $50,000, then zero Eligible Restricted Shares shall vest for that month.

         A copy of the Restricted Stock Grant Agreement is attached to this Report as Exhibit 10.1.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

         (d)      Exhibits

         10.1 Restricted Stock Grant Agreement, dated September 23, 2013, by and between Solar3D, Inc., a Delaware corporation, as Grantor, and James B. Nelson, as Grantee.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOLAR3D, INC.
                 ---------------------------------------------
                                  (Registrant)


Date: September 26, 2013


                               /s/ James B. Nelson
                 ---------------------------------------------
                    James B. Nelson, Chief Executive Officer

































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